EXHIBIT 32.2

KUSTOM ENTERTAINMENT, INC.

CERTIFICATION PURSUANT TO

19 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kustom Entertainment, INC. (the “Company”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas J. Heckman, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Thomas J. Heckman
THOMAS J. HECKMAN
Chief Financial Officer (Principal Financial Officer)

April 10, 2026

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Kustom Entertainment, INC. and will be retained by Kustom Entertainment, INC. and furnished to the Securities and Exchange Commission or its staff upon request.